Exhibit 10.32

Loan No. 523035:11

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT made as of the 1st day of January, 2013, by WU/LH 12 CASCADE L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C., each a Delaware limited liability company with an address at c/o GTJ Management, LLC, 444 Merrick Road, Suite 370, Lynbrook, New York 11563 (collectively, the “Borrower”), GTJ REIT, INC., a Maryland corporation (“GTJ”), GTJ GP, LLC, a Maryland limited liability company (“GP”) and GTJ REALTY, LP, a Delaware limited partnership (“UPREIT” and together with GTJ and GP are sometimes herein referred to collectively as “Guarantor”, and Borrower, GTJ, GP and UPREIT are hereinafter collectively referred to as “Indemnitor”) in favor of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), a Michigan corporation, successor by merger to John Hancock Life Insurance Company, a Massachusetts corporation (“Mortgagee”),

WITNESSETH:

WHEREAS, Mortgagee is the holder of a loan in the original aggregate principal amount of $21,765,000.00 (the “Loan”) to Borrower, which Loan was evidenced by multiple notes and certain of the individual notes have been repaid in full so that the Loan is presently evidenced by one (1) Mortgage Note dated February 25, 2008, in the original principal amount of $9,765,000.00 (as amended, restated, renewed, extended or modified from time to time, the “Note”), to Mortgagee from Borrower and WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C. and  WU/LH 8 SLATER L.L.C (collectively, the “Released Borrower, and collectively with Borrower, the “Original Borrower”).  The Loan is one of three (3) separate loans made by Mortgagee to Original Borrower pursuant to that certain Loan Agreement dated February 25, 2008 among Original Borrower and Mortgagee (the “Original Loan Agreement”), which Original Loan Agreement is being simultaneously herewith amended and modified pursuant to that certain Amendment and Modification of Loan Agreement by and among Borrower and Mortgagee dated of even date herewith (the “Amendment” and collectively with the Original Loan Agreement as it may be amended, restated, renewed, extended or modified from time to time, the “Loan Agreement”).  Released Borrower has been released by Mortgagee from certain obligations under the Note and the Original Loan Agreement;

WHEREAS, Borrower’s obligations under the Note and the Loan Agreement are further evidenced and secured by the Security Documents (as defined in the Loan Agreement), which includes the CT Mortgages (as defined in the Loan Agreement), under which an interest and first mortgage lien is granted to Mortgagee in certain property in the State of Connecticut listed on Exhibit A attached hereto and made a part hereof  (the “CT Mortgaged Property”), and which also includes the NJ Mortgages (as defined in the Loan Agreement) under which an first lien is granted to Mortgagee in certain property in the State of New Jersey listed on Exhibit B attached hereto and made a part hereof (the “NJ Mortgaged Property”, and the CT Mortgaged Property and the NJ Mortgaged Property are herein collectively referred to as the “Mortgaged Property”) all of which, among other things, secure the obligations of Borrower under the Note and the Loan Agreement;

WHEREAS, as set forth in the Amendment, each Guarantor is an owner of a direct or indirect ownership interest in Borrower, and each Guarantor will directly benefit from Mortgagee consenting to the transactions contemplated in the Amendment;

WHEREAS, Mortgagee is unwilling to consent to the transaction contemplated in the Amendment unless Indemnitor agrees to indemnify and hold Mortgagee harmless from and against certain matters;

WHEREAS, Indemnitor desires to give such an indemnification to Mortgagee in order to induce Mortgagee to consent to the transactions contemplated in the Amendment; and

WHEREAS, Indemnitor has full authority and power to execute and deliver this Indemnification Agreement.

NOW, THEREFORE, for the purpose of inducing Mortgagee to consent to the transaction contemplated by the Amendment, which Indemnitor acknowledges is good, valuable, and sufficient consideration, Indemnitor hereby agrees as follows:

1.                                      Indemnities.

(a)                                 Notwithstanding any provisions in the Loan Documents, as defined in the Loan Agreement (the “Loan Documents”) limiting or negating Indemnitor’s personal liability, Indemnitor agrees to unconditionally and absolutely indemnify and hold Mortgagee (as defined in Section 12 hereof), its officers, directors, policyholders, employees, agents and attorneys harmless from and against any documented loss, cost, liability, damage, claim or expense, including attorneys’ fees, actually suffered or incurred by Mortgagee in connection with the Mortgaged Property at any time, whether before, during or after enforcement of Mortgagee’s rights and remedies upon default under the Loan Documents, under or on account of, or as a result of (i) any Environmental Laws, as that term is defined in Section 14 hereof, including, without limitation the Transfer Act (ii) any presence, release, or threat of release of Hazardous Materials, as defined in Section 14 hereof, at, upon, under or within the Mortgaged Property, (iii) the presence of asbestos or asbestos-containing materials, PCB’s, radon gas, urea formaldehyde foam insulation or lead (whether in paint, water, soil, or plaster) at the Mortgaged Property, (iv) any breach of the covenants and warranties made in Section 2 hereof or in Section 3.9 of the Loan Agreement or in that certain Environmental Certificate (the “Environmental Certificate”) executed in connection with Original Borrower’s application for the Loan, (v) the falsity of any of the representations made in Section 2 hereof or in Section 3.9 of the Loan Agreement or in the Environmental Certificate, whether or not caused by Indemnitor, (vi) any violation of the Form III filings, or (vii) the failure of Indemnitor to duly perform the obligations or actions set forth in Section 2 hereof and in Section 3.9 and Section 3.10 of the Loan Agreement, including, without limitation, for all parts of this subsection 1(a), with respect to: (A) the imposition by any governmental authority of any lien upon the Mortgaged Property, (B) clean-up costs, (C) liability for personal injury or property damage or damage to the environment, (D) any diminution in the value of the Mortgaged Property and (E) fines, penalties and punitive damages.

(b)                                 Indemnitor further agrees that Mortgagee shall not assume any liability or obligation for loss, damage, fines, penalties, claims or duty to clean up or dispose of wastes or materials on or relating to the Mortgaged Property as a result of any conveyance of title to the Mortgaged Property to the Mortgagee or otherwise or as a result of any documented inspections or any other actions made or taken by Mortgagee on the Mortgaged Property.  Indemnitor agrees to remain fully liable and shall indemnify and hold harmless Mortgagee from any documented costs, expenses, clean-up costs, waste disposal costs, litigation costs, fines and penalties, including without limitation any costs, expenses, penalties and fines within the meaning of any Environmental Laws.

(c)                                  Indemnitor shall assume the burden and expense of defending Mortgagee, with counsel satisfactory to Mortgagee, against all legal and administrative proceedings arising out of the occurrences set forth in this Indemnification Agreement.  Mortgagee shall have the right, but not the obligation, to participate in the defense of any such proceedings.  Indemnitor may compromise or settle any such proceedings without the consent of Mortgagee only if the claimant agrees as part of the compromise or settlement that Mortgagee shall have no responsibility or liability for the payment or discharge of any amount agreed upon or obligation to take any other action.

(d)                                 Indemnitor shall pay when due any judgments against Mortgagee which have been indemnified under this Indemnification Agreement and which are rendered by a final order or decree of a court of competent jurisdiction from which no further appeal may be taken or has been taken within the applicable appeal period.  In the event that such payment is not made, Mortgagee, in its sole discretion, may pay any such judgments, in whole or in part, and look to Indemnitor for reimbursement pursuant to this Indemnification Agreement, or may proceed to file suit against Indemnitor to compel such payment.

(e)                                  It is understood that the presence and/or release of substances referred to in Section 1(a) hereof does not pertain to a presence and/or release which first occurs solely after (A) repayment of the Loan in full accordance with the Loan Documents or (B) acquisition of title to the Mortgaged Property by Mortgagee upon a foreclosure or acceptance of a deed in lieu of foreclosure and surrender of possession and occupancy of the Mortgaged Property by Indemnitor, its agents, affiliates, employees and independent contractors.  Indemnitor shall have the burden of proving that the conditions in this subsection (e) were satisfied by clear and convincing evidence and shall continue to defend with counsel satisfactory to Mortgagee and shall indemnify and hold Mortgagee harmless for all matters set forth in Section 1(a) hereof, unless and until a court of competent jurisdiction finds that Indemnitor has met such burden.

2.                                      Indemnitor’s Representations, Warranties and Covenants.  Indemnitor hereby represents, warrants and covenants to and with Mortgagee as follows:

(a)                                 Indemnitor is solvent and the execution of this Indemnification Agreement does not render Indemnitor insolvent.  Any and all financial statements, balance sheets, net worth statements and other financial data which have heretofore been furnished to Mortgagee with respect to Indemnitor fairly and accurately present the financial condition of Indemnitor as of the date they were furnished to Mortgagee and, since that date, there has been no material adverse change in the financial condition of Indemnitor.

(b)                                 There are no legal proceedings or material claims or demands pending against or, to the best of Indemnitor’s knowledge, threatened against Indemnitor or any of its assets, which could affect Indemnitor’s ability to perform under this Agreement.

(c)                                  The execution and delivery of this Indemnification Agreement and the assumption of liability hereunder have been in all respects authorized and approved by Indemnitor; Indemnitor has full authority and power to execute this Indemnification Agreement and to perform its obligations hereunder; and this Indemnification Agreement constitutes a legal, valid and binding obligation of Indemnitor and is fully enforceable in accordance with its terms.

(d)                                 Neither the execution nor the delivery of this Indemnification Agreement nor the fulfillment and compliance with the provisions hereof will conflict with or result in a breach of or constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of Indemnitor under any Loan Document or any agreement or instrument to which Indemnitor is now a party or by which it may be bound.

(e)                                  Indemnitor has performed reasonable investigations, studies and tests as to any possible environmental contamination, liabilities or problems with respect to the Mortgaged Property and such investigations, studies and tests have disclosed no Hazardous Materials or possible violations of any Environmental Laws.

(f)                                   To Indemnitor’s actual knowledge and except as set forth in the Environmental Reports (as defined in the Loan Agreement), there have been no releases of Hazardous Materials either at, upon, under or within the Mortgaged Property, no Hazardous Materials have migrated to the Mortgaged Property, no Hazardous Materials are located on or have been stored, processed or disposed of on or released or discharged from (including ground water contamination) the Mortgaged Property, and no above or underground storage tanks exist on the Mortgaged Property.

(g)                                  Indemnitor shall not allow any Hazardous Materials to exist or be stored, located, discharged, released, possessed, managed, processed or otherwise handled on the Mortgaged Property or any other property currently or subsequently owned or operated by Indemnitor or any affiliate of Indemnitor (except materials which (a) are ordinarily and customarily used in the regular operation of the Mortgaged Property as an office, warehouse and industrial facility by the Borrower or any current tenant or any future tenant, which tenant and its lease have been approved by the Mortgagee, and (b) are used, stored, disposed of and handled in compliance with and in quantities permitted by all applicable Environmental Laws), and shall strictly comply with all Environmental Laws affecting the Mortgaged Property or such other property currently or subsequently owned or operated by Indemnitor, including those laws regarding the generation, storage, disposal, release and discharge of Hazardous Materials.

Without limiting the generality of the foregoing, Indemnitor has not been, is not and will not become involved in operations at the Mortgaged Property or any other property currently or subsequently owned or operated by Indemnitor which could lead to imposition on Indemnitor of liability under any Environmental Law.  Indemnitor expressly warrants, represents and covenants that Indemnitor shall strictly comply with all requirements of applicable Environmental Laws and shall immediately notify Mortgagee of any releases of Hazardous Materials at, upon, under or within the Mortgaged Property.

(h)           Neither Indemnitor nor the Mortgaged Property (A) has received notice of or is subject to any private or governmental lien or judicial or administrative notice, order or action relating to Hazardous Materials or environmental problems, impairments or liabilities with respect to the Mortgaged Property or such other property or (B) is in or, with any applicable notice or lapse of time or failure to take certain curative or remedial actions, will be in either direct or indirect violation of any Environmental Laws.

(i)                                     Indemnitor shall strictly comply with the requirements of all Environmental Laws affecting the Mortgaged Property.

(j)                                    Indemnitor hereby warrants and represents that Indemnitor has not received any complaint, notice, letter, or other communication from occupants, tenants, guests, employees, licensees or any other person regarding odors, poor indoor quality, Mold, or any activity, condition, event or omission that causes or facilitates the growth of Mold.  Indemnitor further represents to the best of its knowledge that no Mold or any activity, condition, event or omission that causes or facilitates the growth of Mold exists at the Mortgaged Property.

(k)                                 Indemnitor hereby warrants and represents that all of the answers on the Environmental Certificate are true and complete as of the date hereof.  Indemnitor shall immediately notify Mortgagee in writing should Indemnitor become aware that any of the answers on the Environmental Certificate either (A) was not true at the time the Environmental Certificate was executed or (B) becomes untrue during the term of the Loan.

3.                                      Waivers.  Indemnitor hereby waives the following:  (a) notice of Mortgagee’s acceptance of this Indemnification Agreement; (b) notice of Indemnitor’s grant to Mortgagee of a security interest lien or encumbrance in any of Indemnitor’s assets; (c) Mortgagee’s release, waiver, modification or amendment of any Loan Document or any security interest, lien or encumbrance in any other party’s assets given to Mortgagee to secure any Loan Document; (d) presentment, demand, notice of default, non-payment, partial payment and protest and all other notices or formalities to which Indemnitor may be entitled; (e) extensions of time of payment of the Note granted to Indemnitor or any other forbearances in Mortgagee’s enforcement of the Loan Documents; (f) acceptance from Indemnitor (or any other party) of any partial payment or payments of the Note or any collateral securing the payment thereof or the settlement, subordination, discharge or release of the Note; (g) notice of any of the matters set forth in parts (c) through (f) of this Section 3; (h) all suretyship defenses of every kind and nature; and (i) the defense of the statute of limitations in any action brought to enforce this Indemnification Agreement.

Indemnitor agrees that Mortgagee may have done, or at any time may do, any or all of the foregoing actions in such manner, upon such terms and at such times as Mortgagee, in its sole discretion, deems advisable, without in any way impairing, affecting, reducing or releasing Indemnitor from Indemnitor’s obligations under this Indemnification Agreement and Indemnitor hereby consents to each of the foregoing actions.

4.                                      Enforcement.

(a)                                 Indemnitor agrees that this Indemnification Agreement may be enforced by Mortgagee without first resorting to or exhausting any other security or collateral or without first having recourse to the Note or any of the property covered by the Mortgage through foreclosure proceedings or otherwise; provided, however, that nothing herein contained shall prevent Mortgagee from suing on the Note or foreclosing the Mortgage or from exercising any other rights thereunder.

(b)                                 Indemnitor agrees that the indemnifications set forth herein are separate, independent of and in addition to Indemnitor’s undertakings under the Note.  Indemnitor agrees that a separate action may be brought to enforce the provisions of this Indemnification Agreement which shall in no way be deemed to be an action on the Note, whether or not Mortgagee would be entitled to a deficiency judgment following a judicial foreclosure or sale under the Mortgage.

(c)                                  This Indemnification Agreement shall be enforced and construed in accordance with the laws of the state in which the Mortgaged Property is located.  Indemnitor hereby submits to personal jurisdiction in said state for the enforcement of this Indemnification Agreement and hereby waives any claim or right under the laws of any other state or of the United States to object to such jurisdiction.  If such litigation is commenced, Indemnitor agrees that service of process may be made by serving a copy of the summons and complaint upon Indemnitor, through any lawful means, including upon its registered agent within said state, whom Indemnitor hereby appoints as its agent for these purposes.  Nothing contained herein shall prevent Mortgagee’s bringing any action or exercising any rights against Indemnitor personally or against any property of Indemnitor within any other county, state, or country.  The means of obtaining personal jurisdiction and perfecting service of process set forth above are not intended to be exclusive but are in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by applicable law.

5.                                      Duration.  Subject to Paragraph 1(e) above, Indemnitor agrees that this Indemnification Agreement shall survive a foreclosure or the taking of a deed in lieu of foreclosure, the discharge of Indemnitor’s obligations under any of the Loan Documents, or any transfer of the Mortgaged Property.

6.                                      Notice by Indemnitor.  Indemnitor shall promptly after obtaining actual knowledge thereof advise Mortgagee in writing of (a) any governmental or regulatory actions instituted or threatened in writing under any Environmental Law affecting the Mortgaged Property or the matters indemnified hereunder, including without limitation any notice of inspection, abatement or non-compliance; (b) all claims made or threatened in writing by any third party against Indemnitor or the Mortgaged Property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from the presence, release, threat of release or discharge on or from the Mortgaged Property of any Hazardous Materials; and (c) Indemnitor’s discovery of the presence of Hazardous Materials on the Mortgaged Property or on any real property adjoining or in the vicinity of the Mortgaged Property, or of any occurrence or condition on any such property which could subject Indemnitor or the Mortgaged Property to a claim under any Environmental Law or to any restrictions on ownership, occupancy, transferability or use of the Mortgaged Property under any Environmental Law.

Indemnitor shall deliver to Mortgagee any documentation or records as Mortgagee may request and which are susceptible of being obtained by Indemnitor without undue cost or expense and without the necessity for initiating legal proceedings to obtain the same in connection with all such actions, claims, discoveries, notices, inquiries and communications and shall advise Mortgagee of any subsequent developments regarding the same.

7.                                      Payment of Mortgagee’s Expenses.  If Mortgagee retains counsel for advice or other representation (a) in any litigation, contest, dispute, suit, or proceeding (whether instituted by Mortgagee, Indemnitor, or any other party) relating to any of the occurrences for which indemnification is given in this Indemnification Agreement or otherwise relating in any way to this Indemnification Agreement and the indemnities described herein or (b) to enforce Indemnitor’s obligations hereunder, the attorneys’ fees arising from such services and all related expenses and court costs shall be paid by Indemnitor upon demand of Mortgagee.

8.                                      No Waiver.

(a)                                 Indemnitor’s obligations hereunder shall in no way be impaired, reduced or released by reason of (i) Mortgagee’s omission or delay to exercise any right described herein or (ii) any act or omission of Mortgagee in connection with any notice, demand, warning or claim regarding violations of codes, laws or ordinances governing the Mortgaged Property.

(b)                                 Nothing contained herein shall constitute or be construed as a waiver of any statutory or judicial federal, state or local law which may provide rights or remedies to Mortgagee against Indemnitor or others in connection with any claim relating to the Mortgaged Property and pertaining to the presence and/or release, threatened release, storage, disposal, generating or removal of any Hazardous Materials or to the failure to comply with any Environmental Laws now or hereafter enacted.

9.                                      Notice.  All notices hereunder shall be given at the following address.  If to Indemnitor, c/o GTJ REIT, Inc., 444 Merrick Road, Suite 370, Lynbrook, New York 11563, with a copies to GTJ REIT, Inc., 444 Merrick Road, Suite 370, Lynbrook, New York 11563, Attention David Oplanich, CFO and Ruskin Moscou Faltischek, P.C., East Tower 15th Floor, 1425 RXR Plaza, Uniondale, New York 11556, Attention: Adam P. Silvers, Esq.; if to Mortgagee, John Hancock Life Insurance Company (U.S.A.), 197 Clarendon Street, Boston, Massachusetts 02116, Re: Loan No. 523035:11, with a copy to Edwards Wildman Palmer LLP, 20 Church Street, 20th Floor, Hartford, Connecticut  06103, Attention:  John B. D’Agostino, Esq.  Either party may change their address for notice purposes upon giving fifteen (15) days prior notice thereof in accordance with this section.

All notices given hereunder shall be in writing and shall be considered properly given if delivered either personally to such other party, or sent by nationally recognized overnight courier delivery service or by certified mail of the United States Postal Service, postage prepaid return receipt requested, addressed to the other party as set forth above (or to such other address or person as either party entitled to notice may by notice to the other party specify). Unless otherwise specified, notices shall be deemed given as follows: (i) if delivered personally, when delivered, (ii) if delivered by nationally recognized overnight courier delivery service, on the day following the day such material is sent or (iii) if delivered by certified mail, on the third day after the same is deposited in the United States Postal Service as provided above.

10.                               Amendment and Waiver.  This Indemnification Agreement may be amended and observance of any term of this Indemnification Agreement may be waived only with the written consent of Mortgagee.

11.                               Severability.  All provisions contained in this Indemnification Agreement are severable, and the invalidity or unenforceability of any provision shall not affect or impair the validity or enforceability of the remaining provisions of this Indemnification Agreement.

12.                               Successors and Assigns.  This Indemnification Agreement shall inure to the benefit of and may be enforced by Mortgagee, and the term “Mortgagee” as used in this Agreement shall mean “Mortgagee and its successors and assigns, including (a) any subsequent holder of the Note and Mortgage, and (b) any person or entity that acquires the Mortgaged Property at a foreclosure sale or by deed in lieu of foreclosure and the immediate grantee of such person or entity.”  This Agreement shall be binding upon and enforceable against Indemnitor and its legal representatives or successors, executors, administrators and heirs.  This Agreement may not be assigned or transferred by Indemnitor, in whole or in part.

13.                               Default.  It shall be a default by any Indemnitor hereunder if any event or condition occurs which, in the sole judgment of Mortgagee, may impair the ability of any Indemnitor to perform its obligations under this Agreement, or any Indemnitor attempts to withdraw, cancel or disclaim this agreement.

14.                               Definitions.  “Hazardous Materials” shall mean and include, but shall not be limited to, any petroleum product and all hazardous or toxic substances, wastes or substances, any substances which because of their quantitative concentration, chemical, radioactive, flammable, explosive, infectious or other characteristics, constitute or may reasonably be expected to constitute or contribute to a danger or hazard to public health, safety or welfare or to the environment, including, without limitation, any asbestos (whether or not friable) and any asbestos-containing materials, mold (defined as the presence of any form of (i) multicellular fungi that live on plant or animal matter and an indoor environment (including without limitation Cladosporium, Penicillium, Alternaria, Aspergillus, Fusarium, Trichoderma, Memnoniella, Mucor, and Stachybotrys chartarum (SC) often found in water damaged building materials), (ii) spores, scents or byproducts produced or released by fungi, including mycotoxins and (iii) microbial matter which reproduces through mold, mildew and viruses, whether or not such microbial matter is living (collectively “Mold”)), waste oils, solvents and chlorinated oils, polychlorinated biphenyls (PCBs), toxic metals, etchants, pickling and plating wastes, explosives, reactive metals and compounds, pesticides, herbicides, radon gas, urea formaldehyde foam insulation and chemical, biological and radioactive wastes, or any other similar materials or any hazardous or toxic wastes or substances which are included under or regulated by any federal, state or local law, rule or regulation (whether now existing or hereafter enacted or promulgated, as they may be amended from time to time) pertaining to environmental regulations, contamination, clean-up or disclosures and any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. section 9601 et seq. (“CERCLA”); The Federal Resource Conservation and Recovery Act, 42 U.S.C. section 6901 et seq. (“RCRA”); Superfund Amendments and Reauthorization Act of 1986, Public Law No. 99-499 (“SARA”); Toxic Substances Control Act, 15 U.S.C. section 2601 et seq. (“TSCA”); the Hazardous Materials Transportation Act, 49 U.S.C. section 1801 et seq.; any laws of the State of Connecticut or ordinances of the Town of Orange, Connecticut, or of the State of New Jersey or the Town of Morris Plains, New Jersey,  or any other applicable town, city or governmental entity pertaining to protection of health or the environment or to any Hazardous Materials, and any other state, county, local or municipal superlien or environmental clean up or disclosure statutes (all such laws, rules and regulations being referred to collectively as “Environmental Laws”).

15.                               Joint and Several Liability.  If more than one person is included in the definition of Indemnitor, the obligations and the liability of all such persons hereunder shall be joint and several.  Unless the context clearly indicates to the contrary, the term “Indemnitor” shall be used interchangeably in the singular or plural form, as the context shall require.

16.                               Special State Provisions.

(a)                                 In the event of any inconsistencies between the other paragraphs of this Agreement and this Paragraph 16, the terms and conditions of this Paragraph 16 shall control and be binding.

(b)                                 The term “Environmental Laws” shall be deemed to include, without limitation, the following statutes:  Connecticut General Statutes Title 22(a).

(c)                                  The following clause is hereby added to Section 1(a):

“, or (vii) the CT Mortgaged Property constituting an “establishment” under Section 22a-134 et seq. of the Connecticut General Statutes and all regulations thereunder (collectively, the “Transfer Act”), or (viii) the failure of Borrower to perform all of the obligations of Borrower, any affiliate of Borrower and the Certifying Party (as defined therein) under and pursuant to any Form III and ECAF filed in connection with the transfer of the CT Mortgaged Property to the First Mortgagors and to fulfill all requirements of, and comply in all respects with, the Transfer Act with respect to such Forms, such transfer and the CT Mortgaged Property.

(d)                                 The following clause is hereby added to Section 2:

“(l) Indemnitor shall fully perform and comply with all obligations of Borrower, any affiliate of Borrower and the Certifying Party under and pursuant to any Form III and ECAF filed in connection with the transfer of the CT Mortgaged Property to the First Mortgagors and shall fulfill all requirements of, and comply in all respects with, the Transfer Act with respect to such Forms, such transfer and the CT Mortgaged Property.”

(e)                                  IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS INDEMNIFICATION AGREEMENT, INDEMNITOR WAIVES ANY RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903(a) OF THE CONNECTICUT GENERAL STATUTES, AS NOW OR HEREAFTER AMENDED, OR ANY SUCCESSOR ACT THERETO, AND AUTHORIZES THE ATTORNEY OF INDEMNITEE TO ISSUE A WRIT FOR THE PREJUDGMENT REMEDY WITHOUT COURT ORDER.

17.                               Governing Law.  This Agreement shall be governed by the law of Connecticut, without regard to choice of law issues, except that any issue applicable to any certain parcel of Mortgaged Property shall be governed by the law of the State in which such parcel is located.

18.                               Waiver of Trial by Jury.  INDEMNITOR WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS INDEMNIFICATION AGREEMENT OR THE OTHER LOAN DOCUMENTS OR TRANSACTIONS EVIDENCED HEREBY OR THEREBY AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

19.                               Consent to Jurisdiction.  INDEMNITOR HEREBY SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF CONNECTICUT AND ANY OTHER STATE WHERE ANY MORTGAGED PROPERTY IS LOCATED AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN SAID STATE (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM) FOR THE ENFORCEMENT OF INDEMNITOR’S OBLIGATIONS HEREUNDER, AND WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE OR COUNTRY TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR THE PURPOSES OF SUCH ACTION, SUIT, PROCEEDING OR LITIGATION TO ENFORCE SUCH OBLIGATIONS OF INDEMNITOR.  INDEMNITOR HEREBY WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDEMNIFICATION AGREEMENT, (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS INDEMNIFICATION AGREEMENT, MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION, (B) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (C) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER.

IN THE EVENT ANY SUCH ACTION, SUIT, PROCEEDING OR LITIGATION IS COMMENCED, INDEMNITOR AGREES THAT, IN ADDITION TO ANY METHOD PERMITTED UNDER APPLICABLE LAW, SERVICE OF PROCESS MAY BE MADE, AND PERSONAL JURISDICTION OVER INDEMNITOR OBTAINED WITH RESPECT TO THIS INDEMNIFICATION AGREEMENT, AND ANY OTHER LOAN DOCUMENT, BY SERVICE OF A COPY OF THE SUMMONS, COMPLAINT AND OTHER PLEADINGS REQUIRED TO COMMENCE SUCH LITIGATION ADDRESSED TO INDEMNITOR DELIVERED TO C/O GTJ REIT, INC., 444 MERRICK ROAD, SUITE 370, LYNBROOK, NEW YORK 11563.

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IN WITNESS WHEREOF, Indemnitor has executed this instrument under seal the day and year first above written.

INDEMNITOR:

WU/LH 12 CASCADE L.L.C.,				WU/LH 25 EXECUTIVE L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 269 LAMBERT L.L.C.,				WU/LH 103 FAIRVIEW PARK L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

[Signature Page to Indemnification Agreement CT]

WU/LH 412 FAIRVIEW PARK L.L.C.,				WU/LH 401 FIELDCREST L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 404 FIELDCREST L.L.C.,				WU/LH 36 MIDLAND L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 100-110 MIDLAND L.L.C.,				WU/LH 112 MIDLAND L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

[Signature Page to Indemnification Agreement CT]

WU/LH 199 RIDGEWOOD L.L.C.,				WU/LH 203 RIDGEWOOD L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 100 AMERICAN L.L.C.,				WU/LH 200 AMERICAN L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 300 AMERICAN L.L.C.,				WU/LH 400 AMERICAN L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

[Signature Page to Indemnification Agreement CT]

WU/LH 500 AMERICAN L.L.C.,			GTJ GP, LLC,
a Delaware limited liability company			a Maryland limited liability company,

By:	GTJ Realty, LP,		By:	GTJ REIT, Inc.,
	a Delaware limited partnership, its sole manager			a Maryland corporation,
its sole member
By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner
				By:	/s/ David Oplanich
	By: GTJ REIT, Inc., a Maryland corporation, its sole				Name:	David Oplanich
	member				Title:	CFO

	By:	/s/ David Oplanich
	Name:	David Oplanich
	Title:	CFO

GTJ REIT, INC.,			GTJ REALTY, LP,
a Maryland corporation			a Delaware limited partnership

			By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner
By:	/s/ David Oplanich
	Name:	David Oplanich	By:	GTJ REIT, Inc., a Maryland corporation, its sole member
	Title:	CFO

				By:	/s/ David Oplanich
					Name:	David Oplanich
					Title:	CFO

[Signature Page to Indemnification Agreement CT]

EXHIBIT A

CT Mortgaged Property

1.              269 Lambert Road a/k/a South Lambert Road, Orange, Connecticut

2.              12 Cascade Boulevard, Orange, Connecticut

3.              25 Executive Boulevard, Orange, Connecticut

EXHIBIT B

NJ Mortgaged Property

1.                                      100 American Road, Morris Plains, New Jersey

2.                                      200 American Road, Morris Plains, New Jersey

3.                                      300 American Road, Morris Plains, New Jersey

4.                                      400 American Road, Morris Plains, New Jersey

5.                                      500 American Road, Morris Plains, New Jersey